UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                 CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest reported):  November 18, 2002

                            WITNET INTERNATIONAL INC.
                      (Formerly NEW CINEMA PARTNERS, INC.)
             -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           Nevada                    0-31315              87-0772357
-----------------------------     -------------        ------------------
 (State or other jurisdiction     (Commission          (IRS Employer
of incorporation)0-31315           File Number)        Identification No.)





                357 Bay St., Suite 404, Toronto, Ontario M5H 2T7
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  416-367-8273

      Former telephone number: 416-367-8299

                            NEW CINEMA PARTNERS, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



INFORMATION TO BE INCLUDED IN THE REPORT

Items 1 through 7 - Not applicable.

Item 8. Change in Fiscal Year.

As disclosed in recent Form 8-K current reports filed by the Company, the Company has completed the acquisition of Witnet Co. Ltd., a private Korean software company which is now the Company's primary operating subsidiary. In connection with the acquisition of Witnet Co. Ltd., the Company has changed its name to Witnet International, Inc. and has determined to change its fiscal year end from February 28 to December 31, the year end of Witnet Co. Ltd.
Accordingly, the Company is filing an amended Form 10QSB for the quarterly period ending on September 30, 2002 in anticipation for the change in its fiscal year-end.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       WITNET INTERNATIONAL INC.
      (formerly known as NEW CINEMA PARTNERS, INC.)
      (Registrant)

      Date: November 18, 2002

                  /S/ Jason Chung
                      --------------------------
                      Jason Chung
                      Chief Financial Officer




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